HIGHLAND FUNDS I

Highland Floating Rate Opportunities Fund

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Supplement dated May 2, 2013 to the Summary Prospectus for Highland Floating Rate Opportunities Fund and the Prospectus and Statement of Additional Information for Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund, each dated November 1, 2012, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

Effective May 17, 2013, the Adviser has contractually agreed to extend the Expense Cap on total annual operating expenses for Highland Floating Rating Opportunities Fund, as described in the Summary Prospectus and the Prospectus, from October 31, 2013 to October 31, 2014.

Accordingly, references to “October 31, 2013” in the following locations are replaced with “October 31, 2014”:

•	footnote 2 to the Annual Fund Operating Expenses table on page 1 of the Summary Prospectus for Highland Floating Rating Opportunities Fund;

•	footnote 2 to the Annual Fund Operating Expenses table on page 4 of the Prospectus;

•	first paragraph on page 39 of the Prospectus;

•	footnote 2 to the advisory fee table for Highland Floating Rate Opportunities Fund on page 30 of the Statement of Additional Information

In addition, effective May 2, 2013, the Underwriter will pay Financial Advisers the following increased cumulative commissions for purchases of $500,000 or more of Class A shares: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million.

In addition, effective May 2, 2013, Class A shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within eighteen months of purchase, provided such shares are bought on or after May 2, 2013 and sold on or after May 17, 2013.

The terms and conditions with respect to CDSCs and brokerage commissions for Class A shares purchased prior to May 2, 2013 are unchanged.

Accordingly, effective May 2, 2013, the table in the Section titled “SHAREOWNER GUIDE – HOW TO INVEST IN THE HIGHLAND FUNDS” beginning on page 44 of the Prospectus is amended and restated as follows:

Floating Rate Opportunities Fund

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $499,999	2.25%	2.30%	2.00%
$500,000 or more*	None	None	**

Long/Short Equity Fund and Long/Short Healthcare Fund

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 or more*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.
**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE